Exhibit 99.2
Endurance Specialty Holdings Ltd.
INVESTOR FINANCIAL SUPPLEMENT
FOURTH QUARTER 2009

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda
Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm
This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents
Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:
Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, developments in the world’s financial and capital markets that could adversely affect the performance of Endurance’s investment portfolio or access to capital, changes in the composition of Endurance’s investment portfolio, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current regulatory investigations, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2008 as amended on May 8, 2009.

ENDURANCE SPECIALTY HOLDINGS LTD.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2008 and December 31, 2007 which was derived from the Company’s audited financial statements.
•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.
•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.
•	Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.
•	NM — Not meaningful.

i

ENDURANCE SPECIALTY HOLDINGS LTD.
CORPORATE ORGANIZATION CHART

ii

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS

	QUARTER ENDED		FOR THE YEAR ENDED		Previous	Previous
	DECEMBER 31,		DECEMBER 31,		Quarter	Year to Date
	2009	2008	2009	2008	Change	Change

HIGHLIGHTS
Net income	$154,825	$16,864	$536,104	$98,624	NM	443.6%
Net income available to common and participating common shareholders	150,950	12,989	520,604	83,124	NM	NM
Net income allocated to common shareholders	148,541	12,746	511,500	81,493	NM	NM
Operating income [a]	153,663	60,028	520,702	198,039	156.0%	162.9%
Operating income available to common and participating common shareholders [a]	149,788	56,153	505,202	182,539	166.7%	176.8%
Operating income allocated to common shareholders [a]	147,397	55,129	496,366	179,055	167.4%	177.2%
Operating cash flow	26,132	21,751	457,320	479,438	20.1%	(4.6)%
Gross premiums written	209,367	235,622	2,021,450	2,246,420	(11.1)%	(10.0)%
Net premiums earned	393,943	431,728	1,633,192	1,766,485	(8.8)%	(7.5)%
Total assets	7,666,694	7,272,470	7,666,694	7,272,470	5.4%	5.4%
Total shareholders’ equity	2,787,283	2,207,283	2,787,283	2,207,283	26.3%	26.3%

PER SHARE AND SHARES DATA
Basic earnings per common share [b]
Net income (as reported)	$2.69	$0.23	$9.14	$1.41	NM	NM
Operating income (as reported) [a]	$2.67	$0.98	$8.87	$3.10	172.4%	186.1%
Diluted earnings per common share [b]
Net income (as reported)	$2.56	$0.22	$8.69	$1.31	NM	NM
Operating income (as reported) [a]	$2.54	$0.93	$8.43	$2.88	173.1%	192.7%
As Reported
Weighted average common shares outstanding	55,171	56,093	55,929	57,756	(1.6)%	(3.2)%
Weighted average common shares outstanding and dilutive potential common shares	58,052	59,182	58,874	62,136	(1.9)%	(5.2)%
Book Value Per Common Share
Book value [c]	$47.74	$35.76	$47.74	$35.76	33.5%	33.5%
Diluted book value (treasury stock method) [c]	$44.61	$33.06	$44.61	$33.06	34.9%	34.9%

FINANCIAL RATIOS
Return on average common equity (ROAE), net income [d]	5.9%	0.6%	22.7%	3.8%	5.3	18.9
ROAE, operating income [a] [d]	5.9%	2.8%	22.0%	8.5%	3.1	13.5
Return on beg. common equity (ROBE), net income [e]	6.0%	0.6%	25.9%	3.6%	5.4	22.3
ROBE, operating income [a] [e]	6.0%	2.7%	25.2%	7.9%	3.3	17.3

Annualized ROAE, net income [d]	23.7%	2.6%	22.7%	3.8%	21.1	18.9
Annualized ROAE, operating income [a] [d]	23.5%	11.0%	22.0%	8.5%	12.5	13.5
Annualized ROBE, net income [e]	24.0%	2.5%	25.9%	3.6%	21.5	22.3
Annualized ROBE, operating income [a] [e]	24.0%	10.9%	25.2%	7.9%	13.1	17.3
Annualized investment yield	4.1%	(0.3)%	5.0%	2.4%	4.4	2.6

Loss ratio	41.6%	52.1%	53.1%	64.3%	(10.5)	(11.2)

GAAP
Acquisition expense ratio	18.5%	18.4%	16.4%	17.0%	0.1	(0.6)
General and administrative expense ratio	14.7%	13.0%	14.5%	12.2%	1.7	2.3

Combined ratio	74.8%	83.5%	84.0%	93.5%	(8.7)	(9.5)

[a]	Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 32 for a reconciliation to net income.

[b]	Weighted average basic and dilutive common shares outstanding and basic and diluted earnings per common share have been calculated based on the two-class method for current and prior periods as required by new accounting guidance which was effective January 1, 2009. The guidance clarified which securities are to be considered participating securities and as such included in the calculation of earnings per share. All prior period per share amounts have been restated when participating securities were deemed to be outstanding. See pages 30 and 31.

[c]	For detailed calculations, please refer to page 34.

[d]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

[e]	Beginning common equity for the stated periods excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME — QUARTERLY

	QUARTER ENDED
	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2008	DEC. 31, 2007
UNDERWRITING REVENUES
Gross premiums written	$209,367	$469,622	$559,155	$783,306	$235,622	$277,750
Premiums ceded	(62,925)	(72,956)	(79,128)	(200,391)	(55,527)	(62,282)

Net premiums written	$146,442	$396,666	$480,027	$582,915	$180,095	$215,468
Change in unearned premiums	247,501	30,088	(45,807)	(204,640)	251,633	184,994

Net premiums earned	$393,943	$426,754	$434,220	$378,275	$431,728	$400,462
Other underwriting (loss) income	(284)	5	596	3,597	(2,454)	9,044

Total underwriting revenues	$393,659	$426,759	$434,816	$381,872	$429,274	$409,506

UNDERWRITING EXPENSES
Losses and loss expenses	$164,005	$211,683	$270,816	$220,136	$225,103	$144,852
Acquisition expenses	72,821	63,026	63,850	68,274	79,306	89,501
General and administrative expenses	57,932	64,436	54,529	60,257	56,059	64,655

Total underwriting expenses	$294,758	$339,145	$389,195	$348,667	$360,468	$299,008

Underwriting income	$98,901	$87,614	$45,621	$33,205	$68,806	$110,498

OTHER OPERATING REVENUE (EXPENSE)
Net investment income (loss)	$59,257	$71,559	$88,834	$64,550	$(4,594)	$65,310
Interest expense	(7,541)	(7,540)	(7,538)	(7,555)	(7,568)	(7,532)
Amortization of intangibles	(2,699)	(2,588)	(2,588)	(2,588)	(2,762)	(1,905)

Total other operating revenue (expense)	$49,017	$61,431	$78,708	$54,407	$(14,924)	$55,873

INCOME BEFORE OTHER ITEMS	$147,918	$149,045	$124,329	$87,612	$53,882	$166,371
OTHER
Net foreign exchange (losses) gains	$(1,008)	$2,963	$27,723	$62	$(40,741)	$(6,729)
Net realized gains (losses) on investment sales	3,166	1,396	(1,500)	3,241	29,286	2,219
Total other-than-temporary impairment losses	(561)	(497)	(37,809)	(12,126)	(41,086)	(6,344)
Portion of loss recognised in other comprehensive income	(423)	—	31,165	—	—	—

Net impairment losses recognised in earnings [a]	(984)	(497)	(6,644)	(12,126)	(41,086)	(6,344)

Income tax benefit (expense)	5,733	935	5,232	(492)	15,523	(2,987)

NET INCOME	$154,825	$153,842	$149,140	$78,297	$16,864	$152,530
Preferred dividends	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)

NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$150,950	$149,967	$145,265	$74,422	$12,989	$148,655

KEY RATIOS/PER SHARE DATA

Loss ratio	41.6%	49.6%	62.4%	58.2%	52.1%	36.2%
Acquisition expense ratio	18.5%	14.8%	14.7%	18.1%	18.4%	22.3%
General and administrative expense ratio	14.7%	15.1%	12.5%	15.9%	13.0%	16.2%

Combined ratio	74.8%	79.5%	89.6%	92.2%	83.5%	74.7%

Basic earnings per common share [b]	$2.69	$2.63	$2.53	$1.30	$0.23	$2.35
Diluted earnings per common share [b]	$2.56	$2.51	$2.42	$1.24	$0.22	$2.16

ROAE, net income [c]	5.9%	6.3%	6.7%	3.7%	0.6%	6.4%

[a]	Effective April 1, 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments, which required the Company to identify whether an investment was in an unrealized loss position due to credit or non-credit related factors. Only credit related impairments are recognized in earnings.

[b]	Basic and diluted earnings per common share have been calculated based on the two-class method for current and prior periods as required by new accounting guidance which was effective January 1, 2009. The guidance clarified which securities are to be considered participating securities and as such included in the calculation of earnings per share. All prior period per share amounts have been restated when participating securities were deemed to be outstanding.

See pages 30 and 31.

[c]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME — YTD

	YEAR ENDED
	DEC. 31, 2009	DEC. 31, 2008	DEC. 31, 2007
UNDERWRITING REVENUES
Gross premiums written	$2,021,450	$2,246,420	$1,781,115
Premiums ceded	(415,400)	(462,130)	(206,140)

Net premiums written	$1,606,050	$1,784,290	$1,574,975
Change in unearned premiums	27,142	(17,805)	19,825

Net premiums earned	$1,633,192	$1,766,485	$1,594,800
Other underwriting income (loss)	3,914	(3,973)	1,602

Total underwriting revenues	$1,637,106	$1,762,512	$1,596,402

UNDERWRITING EXPENSES
Losses and loss expenses	$866,640	$1,135,431	$749,081
Acquisition expenses	267,971	299,913	307,576
General and administrative expenses	237,154	216,365	217,269

Total underwriting expenses	$1,371,765	$1,651,709	$1,273,926

Underwriting income	$265,341	$110,803	$322,476

OTHER OPERATING REVENUE
Net investment income	$284,200	$130,176	$281,276
Interest expense	(30,174)	(30,171)	(30,125)
Amortization of intangibles	(10,463)	(10,675)	(5,286)

Total other operating revenue	$243,563	$89,330	$245,865

INCOME BEFORE OTHER ITEMS	$508,904	$200,133	$568,341
OTHER
Net foreign exchange gains (losses)	$29,740	$(53,704)	$(7,970)
Net realized gains (losses) on investment sales	6,303	24,769	(972)

Total other-than-temporary impairment losses	(50,993)	(82,135)	(17,330)
Portion of loss recognised in other comprehensive income	30,742	—	—

Net impairment losses recognised in earnings [a]	(20,251)	(82,135)	(17,330)

Income tax benefit (expense)	11,408	9,561	(20,962)

NET INCOME	$536,104	$98,624	$521,107
Preferred dividends	(15,500)	(15,500)	(15,500)

NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$520,604	$83,124	$505,607

KEY RATIOS/PER SHARE DATA

Loss ratio	53.1%	64.3%	47.0%
Acquisition expense ratio	16.4%	17.0%	19.3%
General and administrative expense ratio	14.5%	12.2%	13.6%

Combined ratio	84.0%	93.5%	79.9%

Basic earnings per common share [b]	$9.14	$1.41	$7.76
Diluted earnings per common share [b]	$8.69	$1.31	$7.13

ROAE, net income [c]	22.7%	3.8%	22.9%

[a]	Effective April 1, 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments, which required the Company to identify whether an investment was in an unrealized loss position due to credit or non-credit related factors. Only credit related impairments are recognized in earnings.

[b]	Basic and diluted earnings per common share have been calculated based on the two-class method for current and prior periods as required by new accounting guidance which was effective January 1, 2009. The guidance clarified which securities are to be considered participating securities and as such included in the calculation of earnings per share. All prior period per share amounts have been restated when participating securities were deemed to be outstanding. See pages 30 and 31.

[c]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED BALANCE SHEETS

	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2008
ASSETS
Cash and cash equivalents	$528,944	$614,437	$1,234,900	$893,022	$1,061,994
Fixed maturity investments available for sale, at fair value	4,548,618	4,494,429	4,059,327	4,125,770	3,875,137
Short term investments available for sale, at fair value	534,678	712,618	106,032	140,175	111,333
Preferred equity securities available for sale, at fair value	11,023	15,535	14,842	16,770	25,360
Other investments	351,352	335,498	318,729	285,853	284,263
Premiums receivable, net	565,348	828,316	1,052,662	1,017,619	609,387
Deferred acquisition costs	146,979	181,018	171,914	157,670	160,870
Securities lending collateral	66,913	113,499	174,846	120,321	112,940
Prepaid reinsurance premiums	120,941	169,097	223,267	282,981	149,591
Losses recoverable	467,664	454,972	361,605	345,978	557,834
Accrued investment income	30,367	27,826	26,668	24,509	30,872
Goodwill and intangible assets	191,450	194,033	195,873	198,447	200,791
Deferred tax assets	17,252	16,142	24,508	32,685	20,691
Receivable on pending investment sales	632	326,133	41,230	97,072	3,104
Other assets	84,533	73,728	72,942	58,547	68,303

TOTAL ASSETS	$7,666,694	$8,557,281	$8,079,345	$7,797,419	$7,272,470

LIABILITIES
Reserve for losses and loss expenses	$3,157,026	$3,241,244	$3,264,442	$3,154,374	$3,235,456
Reserve for unearned premiums	832,561	1,127,834	1,212,474	1,222,792	885,488
Deposit liabilities	42,638	47,338	51,787	54,712	58,622
Reinsurance balances payable	220,435	263,170	271,248	347,494	233,561
Securities lending payable	66,968	113,717	175,431	122,800	115,603
Debt	447,664	447,485	447,534	447,370	447,468
Payable on pending investment purchases	25	504,587	95,689	113,007	9
Other liabilities	112,094	103,556	85,143	81,330	88,980

TOTAL LIABILITIES	$4,879,411	$5,848,931	$5,603,748	$5,543,879	$5,065,187

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000
Common shares	55,116	56,716	57,091	57,473	57,203
Additional paid-in capital	929,577	986,701	1,008,374	1,022,773	1,029,363
Accumulated other comprehensive income (loss)	52,148	51,541	(67,495)	(140,139)	(132,665)
Retained earnings	1,742,442	1,605,392	1,469,627	1,305,433	1,245,382

TOTAL SHAREHOLDERS’ EQUITY	$2,787,283	$2,708,350	$2,475,597	$2,253,540	$2,207,283

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$7,666,694	$8,557,281	$8,079,345	$7,797,419	$7,272,470

Book value per common share	$47.74	$44.97	$40.59	$36.47	$35.76
Diluted book value per common share (treasury stock method)	$44.61	$42.09	$38.07	$34.34	$33.06

RATIOS
Debt-to-capital	13.8%	14.2%	15.3%	16.6%	16.9%

ENDURANCE SPECIALTY HOLDINGS LTD.
The above chart represents a cumulative analysis of our in-force underwriting portfolio on a full year basis based on thousands of potential scenarios. Loss years are driven largely by the occurrence of natural catastrophes and incorrect pricing of other property and casualty exposures. The operating income depicted includes net premiums earned plus net investment income, less acquisition expenses and G&A expenses. The operating income depicted excludes the effects of income tax (expenses) benefits, amortization of intangibles and interest expense. Forecasted investment income, acquisition and G&A expenses are held constant across all scenarios. Losses included above are net of reinsurance. Our stated objective is to maintain a risk management tolerance that limits our loss in a 1-in-100 year year to be no more than 25% of our shareholders’ equity.
Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2008 as amended on May 8, 2009.

ENDURANCE SPECIALTY HOLDINGS LTD.
Annual Operating Income Profile Comparison

				Change from Jan. 1, 2009 – Dec. 31, 2009 to		Change from July 1, 2009 – Jun. 30, 2010 to
				Jan. 1, 2010 – Dec. 31, 2010		Jan. 1, 2010 – Dec. 31, 2010
	Jan. 1, 2009 –	Jul. 1, 2009 –	Jan. 1, 2010 –	$	$	$	$
(in millions)	Dec. 31, 2009	June 30, 2010	Dec. 31, 2010	Change	Change	Change	Change

Median Result	$370	$379	$339	$(31)	(8.4%)	$(40)	(10.6%)
Average Result	320	324	286	$(34)	(10.6%)	$(38)	(11.7%)

1 in 10 year annual gain	19	24	(34)	$(53)	(278.9%)	$(58)	(241.7%)
1 in 25 year annual loss	(179)	(170)	(234)	$(55)	30.7%	$(64)	37.6%
1 in 50 year annual loss	(345)	(330)	(385)	$(40)	11.6%	$(55)	16.7%
1 in 100 year annual loss	(499)	(483)	(562)	$(63)	12.6%	$(79)	16.4%
1 in 250 year annual loss	(778)	(722)	(801)	$(23)	3.0%	$(79)	10.9%
1 in 500 year annual loss	(930)	(839)	(940)	$(10)	1.1%	$(101)	12.0%
Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2008 as amended May 8, 2009.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT DISTRIBUTION
FOR THE YEAR ENDED DEC. 31, 2009

[a]	Other specialty includes the agriculture line in the Insurance segment and agriculture, marine, aerospace and surety and other specialty lines in the Reinsurance segment.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE QUARTER ENDED DEC. 31, 2009

			Reported
	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$150,471	$58,896	$209,367

Net premiums written	$88,432	$58,010	$146,442

Net premiums earned	$191,151	$202,792	$393,943
Other underwriting income (loss)	89	(373)	(284)

Total underwriting revenues	$191,240	$202,419	$393,659

UNDERWRITING EXPENSES
Losses and loss expenses	$119,297	$44,708	$164,005
Acquisition expenses	18,619	54,202	72,821
General and administrative expenses	28,813	29,119	57,932

Total expenses	$166,729	$128,029	$294,758

UNDERWRITING INCOME	$24,511	$74,390	$98,901

GAAP RATIOS
Loss ratio	62.4%	22.0%	41.6%
Acquisition expense ratio	9.7%	26.7%	18.5%
General and administrative expense ratio	15.1%	14.4%	14.7%

Combined ratio AS REPORTED	87.2%	63.1%	74.8%

Effect of favorable prior accident year reserve development	11.2%	9.7%	10.5%

Combined ratio net of prior accident year reserve development	98.4%	72.8%	85.3%

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2008	DEC. 31, 2007
UNDERWRITING REVENUES
Gross premiums written	$150,471	$248,673	$230,792	$522,214	$196,323	$216,510

Net premiums written	$88,432	$175,686	$153,762	$322,430	$141,466	$154,476

Net premiums earned	$191,151	$228,290	$223,588	$180,674	$236,726	$137,060
Other underwriting income	89	382	103	2,959	—	—

Total underwriting revenues	$191,240	$228,672	$223,691	$183,633	$236,726	$137,060

UNDERWRITING EXPENSES
Losses and loss expenses	$119,297	$168,861	$166,046	$98,804	$168,137	$93,553
Acquisition expenses	18,619	20,409	20,855	24,841	27,601	22,145
General and administrative expenses	28,813	36,015	25,179	29,759	25,904	27,200

Total expenses	$166,729	$225,285	$212,080	$153,404	$221,642	$142,898

UNDERWRITING INCOME (LOSS)	$24,511	$3,387	$11,611	$30,229	$15,084	($5,838)

GAAP RATIOS
Loss ratio	62.4%	74.0%	74.3%	54.7%	71.0%	68.3%
Acquisition expense ratio	9.7%	8.9%	9.3%	13.7%	11.7%	16.2%
General and administrative expense ratio	15.1%	15.8%	11.3%	16.5%	10.9%	19.8%

Combined ratio AS REPORTED	87.2%	98.7%	94.9%	84.9%	93.6%	104.3%

Effect of favorable prior accident year reserve development	11.2%	6.1%	8.9%	20.4%	10.3%	7.4%

Combined ratio net of prior accident year reserve development	98.4%	104.8%	103.8%	105.3%	103.9%	111.7%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2008	DEC. 31, 2007
UNDERWRITING REVENUES
Gross premiums written	$58,896	$220,949	$328,363	$261,092	$39,299	$61,240

Net premiums written	$58,010	$220,980	$326,265	$260,485	$38,629	$60,992

Net premiums earned	$202,792	$198,464	$210,632	$197,601	$195,002	$263,402
Other underwriting (loss) income	(373)	(377)	493	638	(2,454)	9,044

Total underwriting revenues	$202,419	$198,087	$211,125	$198,239	$192,548	$272,446

UNDERWRITING EXPENSES
Losses and loss expenses	$44,708	$42,822	$104,770	$121,332	$56,966	$51,299
Acquisition expenses	54,202	42,617	42,995	43,433	51,705	67,356
General and administrative expenses	29,119	28,421	29,350	30,498	30,155	37,455

Total expenses	$128,029	$113,860	$177,115	$195,263	$138,826	$156,110

UNDERWRITING INCOME	$74,390	$84,227	$34,010	$2,976	$53,722	$116,336

GAAP RATIOS
Loss ratio	22.0%	21.6%	49.8%	61.4%	29.2%	19.5%
Acquisition expense ratio	26.7%	21.5%	20.4%	22.0%	26.5%	25.6%
General and administrative expense ratio	14.4%	14.3%	13.9%	15.4%	15.5%	14.2%

Combined ratio AS REPORTED	63.1%	57.4%	84.1%	98.8%	71.2%	59.3%

Effect of favorable prior accident year reserve development	9.7%	10.3%	7.7%	1.3%	8.5%	10.8%

Combined ratio net of prior accident year reserve development	72.8%	67.7%	91.8%	100.1%	79.7%	70.1%

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2008	DEC. 31, 2007
INSURANCE SEGMENT
Agriculture	$33,430	$104,021	$56,235	$378,410	$30,126	$42,242
Professional lines	49,915	46,668	62,079	35,137	49,640	22,202
Casualty	31,680	39,671	50,605	30,624	27,810	25,851
Property	26,479	30,307	40,084	27,751	40,291	37,905
Healthcare liability	9,650	30,390	23,202	19,713	10,704	15,256
Workers’ compensation	(683)	(2,384)	(1,413)	30,579	37,752	73,054

TOTAL INSURANCE	$150,471	$248,673	$230,792	$522,214	$196,323	$216,510

REINSURANCE SEGMENT
Catastrophe	$13,939	$31,637	$148,380	$109,448	$13,986	$13,499
Casualty	34,543	61,394	83,813	75,392	2,445	11,024
Property	9,710	115,342	55,245	34,788	10,352	13,919
Aerospace and Marine	1,716	7,185	23,568	12,227	9,920	11,526
Surety and other specialty	(1,012)	5,391	17,357	29,237	2,596	11,272

TOTAL REINSURANCE	$58,896	$220,949	$328,363	$261,092	$39,299	$61,240

REPORTED TOTALS	$209,367	$469,622	$559,155	$783,306	$235,622	$277,750

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2008	DEC. 31, 2007
INSURANCE SEGMENT
Agriculture	$697	$71,767	$28,713	$223,303	$4,947	$21,115
Professional lines	44,456	38,643	54,370	29,622	43,169	18,706
Casualty	19,875	25,025	28,291	17,880	18,403	16,144
Property	14,932	13,467	22,125	17,487	25,467	16,827
Healthcare liability	9,129	29,075	22,871	17,209	10,704	15,256
Workers’ compensation	(657)	(2,291)	(2,608)	16,929	38,776	66,428

TOTAL INSURANCE	$88,432	$175,686	$153,762	$322,430	$141,466	$154,476

REINSURANCE SEGMENT
Catastrophe	$12,753	$31,637	$148,380	$109,448	$13,986	$13,499
Casualty	34,537	61,387	83,805	75,168	2,251	10,631
Property	9,710	115,342	55,245	34,788	10,351	13,919
Aerospace and Marine	1,721	7,170	21,540	12,132	9,608	11,671
Surety and other specialty	(711)	5,444	17,295	28,949	2,433	11,272

TOTAL REINSURANCE	$58,010	$220,980	$326,265	$260,485	$38,629	$60,992

REPORTED TOTALS	$146,442	$396,666	$480,027	$582,915	$180,095	$215,468

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2008	DEC. 31, 2007
INSURANCE SEGMENT
Agriculture	$81,065	$107,821	$93,806	$49,268	$88,951	$6,662
Professional lines	39,948	39,630	42,473	30,496	26,672	18,657
Casualty	23,525	24,389	19,694	21,732	21,992	20,321
Property	16,929	16,948	20,677	21,691	22,431	12,735
Healthcare liability	19,943	20,347	19,940	19,989	20,087	23,416
Workers’ compensation	9,741	19,155	26,998	37,498	56,593	55,269

TOTAL INSURANCE	$191,151	$228,290	$223,588	$180,674	$236,726	$137,060

REINSURANCE SEGMENT
Catastrophe	$75,937	$68,342	$77,987	$74,716	$69,012	$80,517
Casualty	55,805	52,694	49,949	50,417	40,974	45,446
Property	46,829	52,448	55,021	44,308	48,444	54,069
Aerospace and Marine	11,155	11,538	11,789	14,606	21,717	28,313
Surety and other specialty	13,066	13,442	15,886	13,554	14,855	55,057

TOTAL REINSURANCE	$202,792	$198,464	$210,632	$197,601	$195,002	$263,402

REPORTED TOTALS	$393,943	$426,754	$434,220	$378,275	$431,728	$400,462

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE YEAR ENDED DEC. 31, 2009

			Reported
	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$1,152,150	$869,300	$2,021,450

Net premiums written	$740,310	$865,740	$1,606,050

Net premiums earned	$823,703	$809,489	$1,633,192
Other underwriting income	3,533	381	3,914

Total underwriting revenues	$827,236	$809,870	$1,637,106

UNDERWRITING EXPENSES
Losses and loss expenses	$553,008	$313,632	$866,640
Acquisition expenses	84,724	183,247	267,971
General and administrative expenses	119,766	117,388	237,154

Total expenses	$757,498	$614,267	$1,371,765

UNDERWRITING INCOME	$69,738	$195,603	$265,341

GAAP RATIOS
Loss ratio	67.1%	38.8%	53.1%
Acquisition expense ratio	10.3%	22.6%	16.4%
General and administrative expense ratio	14.6%	14.5%	14.5%

Combined ratio AS REPORTED	92.0%	75.9%	84.0%

Effect of favorable prior accident year reserve development	11.2%	7.3%	9.2%

Combined ratio net of prior accident year reserve development	103.2%	83.2%	93.2%

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE YEARS ENDED
	DEC. 31, 2009	DEC. 31, 2008	DEC. 31, 2007
UNDERWRITING REVENUES
Gross premiums written	$1,152,150	$1,426,366	$741,556

Net premiums written	$740,310	$980,598	$551,970

Net premiums earned	$823,703	$920,389	$502,082
Other underwriting income	3,533	—	—

Total underwriting revenues	$827,236	$920,389	$502,082

UNDERWRITING EXPENSES
Losses and loss expenses	$553,008	$681,735	$290,213
Acquisition expenses	84,724	103,783	72,044
General and administrative expenses	119,766	103,211	89,996

Total expenses	$757,498	$888,729	$452,253

UNDERWRITING INCOME	$69,738	$31,660	$49,829

GAAP RATIOS
Loss ratio	67.1%	74.1%	57.8%
Acquisition expense ratio	10.3%	11.3%	14.4%
General and administrative expense ratio	14.6%	11.2%	17.9%

Combined ratio AS REPORTED	92.0%	96.6%	90.1%

Effect of favorable prior accident year reserve development	11.2%	7.7%	16.0%

Combined ratio net of prior accident year reserve development	103.2%	104.3%	106.1%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE YEARS ENDED
	DEC. 31, 2009	DEC. 31, 2008	DEC. 31, 2007
UNDERWRITING REVENUES
Gross premiums written	$869,300	$820,054	$1,039,559

Net premiums written	$865,740	$803,692	$1,023,005

Net premiums earned	$809,489	$846,096	$1,092,718
Other underwriting income (loss)	381	(3,973)	1,602

Total underwriting revenues	$809,870	$842,123	$1,094,320

UNDERWRITING EXPENSES
Losses and loss expenses	$313,632	$453,696	$458,868
Acquisition expenses	183,247	196,130	235,532
General and administrative expenses	117,388	113,154	127,273

Total expenses	$614,267	$762,980	$821,673

UNDERWRITING INCOME	$195,603	$79,143	$272,647

GAAP RATIOS
Loss ratio	38.8%	53.6%	42.0%
Acquisition expense ratio	22.6%	23.2%	21.6%
General and administrative expense ratio	14.5%	13.4%	11.6%

Combined ratio AS REPORTED	75.9%	90.2%	75.2%

Effect of favorable prior accident year reserve development	7.3%	10.1%	7.2%

Combined ratio net of prior accident year reserve development	83.2%	100.3%	82.4%

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE YEARS ENDED
	DEC. 31, 2009	DEC. 31, 2008	DEC. 31, 2007
INSURANCE SEGMENT
Agriculture	$572,096	$690,318	$42,242
Professional lines	193,799	142,253	85,440
Casualty	152,580	120,867	125,124
Property	124,621	159,408	134,161
Healthcare liability	82,955	80,692	92,361
Workers’ compensation	26,099	232,828	262,228

TOTAL INSURANCE	$1,152,150	$1,426,366	$741,556

REINSURANCE SEGMENT
Catastrophe	$303,404	$315,262	$345,187
Casualty	255,142	161,583	187,472
Property	215,085	192,652	214,999
Aerospace and Marine	44,696	80,521	91,672
Surety and other specialty	50,973	70,036	200,229

TOTAL REINSURANCE	$869,300	$820,054	$1,039,559

REPORTED TOTALS	$2,021,450	$2,246,420	$1,781,115

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE YEARS ENDED
	DEC. 31, 2009	DEC. 31, 2008	DEC. 31, 2007
INSURANCE SEGMENT
Agriculture	$324,480	$380,699	$21,115
Professional lines	167,091	119,427	75,032
Casualty	91,071	86,610	77,188
Property	68,011	98,012	47,905
Healthcare liability	78,284	80,002	92,361
Workers’ compensation	11,373	215,848	238,369

TOTAL INSURANCE	$740,310	$980,598	$551,970

REINSURANCE SEGMENT
Catastrophe	$302,218	$302,070	$332,428
Casualty	254,897	162,617	186,825
Property	215,085	192,625	216,414
Aerospace and Marine	42,563	76,991	89,403
Surety and other specialty	50,977	69,389	197,935

TOTAL REINSURANCE	$865,740	$803,692	$1,023,005

REPORTED TOTALS	$1,606,050	$1,784,290	$1,574,975

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE YEARS ENDED
	DEC. 31, 2009	DEC. 31, 2008	DEC. 31, 2007
INSURANCE SEGMENT
Agriculture	$331,960	$343,909	$6,661
Professional lines	152,547	85,781	74,255
Casualty	89,340	86,252	85,312
Property	76,245	75,585	46,043
Healthcare liability	80,219	86,422	99,139
Workers’ compensation	93,392	242,440	190,672

TOTAL INSURANCE	$823,703	$920,389	$502,082

REINSURANCE SEGMENT
Catastrophe	$296,982	$299,459	$320,323
Casualty	208,865	182,258	216,894
Property	198,606	199,704	235,432
Aerospace and Marine	49,088	84,822	122,044
Surety and other specialty	55,948	79,853	198,025

TOTAL REINSURANCE	$809,489	$846,096	$1,092,718

REPORTED TOTALS	$1,633,192	$1,766,485	$1,594,800

ENDURANCE SPECIALTY HOLDINGS LTD.
RETURN ON EQUITY ANALYSIS

	FOR THE YEAR
	ENDED DEC. 31, 2009

Average common equity [a]	$2,297,283

Net premiums earned	$1,633,192
Combined ratio	84.0%
Operating margin	16.0%
Premium leverage	0.71	x

Implied ROAE from underwriting activity	11.4%

Average cash and invested assets at amortized cost	$5,716,443
Investment leverage	2.49	x
Year to date investment income yield, pretax	5.0%

Implied ROAE from investment activity	12.5%

Financing Costs [b]	(2.0)%

Implied Pre-tax Operating ROAE, for period [c]	21.9%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated period, which excludes the $200 million liquidation value of the preferred shares.

[b]	Financing costs include interest expense and preferred dividends.

[c]	Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity — underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activites and the tax-effected impact of amortization expense.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED								YEARS ENDED DECEMBER 31,
	DEC. 31, 2009		SEPT. 30, 2009		JUNE 30, 2009		MAR. 31, 2009		2009		2008

Average common equity [a]	$2,547,817		$2,391,974		$2,164,569		$2,030,412		$2,297,283		$2,159,771

Net premiums earned	$393,943		$426,754		$434,220		$378,275		$1,633,192		$1,766,485

Premium leverage	0.15	x	0.18	x	0.20	x	0.19	x	0.71	x	0.82	x

Annualized premium leverage	0.62	x	0.71	x	0.80	x	0.76	x	0.71	x	0.82	x

Average cash and invested assets at amortized cost	$5,945,790		$5,857,231		$5,671,952		$5,539,981		$5,716,443		$5,539,981

Investment leverage	2.33	x	2.45	x	2.62	x	2.73	x	2.49	x	2.57	x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods and excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
INVESTMENT PORTFOLIO
AS OF DECEMBER 31, 2009 AND 2008

	December 31, 2009		December 31, 2008
Type of Investment	Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]	$529,551	8.9%	$1,065,089	19.9%
Short term investments	534,678	8.9%	111,333	2.1%
U.S. government and government agencies notes	774,996	13.0%	657,748	12.3%
Government and agency guaranteed corporates	913,569	15.3%	80,239	1.5%
U.S. government agency residential mortgage-backed securities	923,422	15.5%	1,145,673	21.4%
U.S. government agency commercial mortgage-backed securities	32,851	0.5%	33,325	0.6%
Municipals	89,644	1.5%	108,225	2.0%
Foreign government	146,271	2.4%	180,940	3.4%
Corporate securities	603,738	10.1%	504,019	9.3%
Non-agency residential mortgage-backed securities	256,748	4.3%	377,563	7.0%
Non-agency commercial mortgage-backed securities	529,911	8.9%	539,230	10.1%
Asset-backed securities	277,468	4.6%	248,175	4.6%
Preferred equity securities	11,023	0.2%	25,360	0.5%
Other investments [b]	351,352	5.9%	284,263	5.3%

Total	$5,975,222	100.0%	$5,361,182	100.0%

Ratings [e]	Fair Value	Percentage	Fair Value	Percentage

U.S. government and government agencies notes	$774,996	14.2%	$657,748	15.3%
AAA/Aaa	3,599,982	66.1%	2,787,923	65.0%
AA/Aa	184,068	3.4%	163,718	3.8%
A/A	306,528	5.6%	327,829	7.6%
BBB	38,257	0.7%	29,902	0.7%
Below BBB	189,247	3.5%	43,777	1.0%
Not Rated	1,241	—	933	—
Other investments [b]	351,352	6.5%	284,263	6.6%

Total	$5,445,671	100.0%	$4,296,093	100.0%

Performance		December 31, 2009		December 31, 2008

Yield [c]		5.0%		2.4%
Duration [d]		2.30		2.28

	Year Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Investment Income	Dec. 31, 2009	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009
Cash and fixed income securities	$186,094	$42,501	$41,171	$48,327	$54,095
Other Investments	98,106	16,756	30,388	40,507	10,455

Total net investment income	$284,200	$59,257	$71,559	$88,834	$64,550

Note:	[a] Cash and equivalents, including operating cash, are shown net of investments pending settlement.

[b] Other investments includes investments in alternative and high yield bank loan funds.

[c] Annualized earned yield for the twelve months ending 12/31/09 and twelve months ending 12/31/08 excludes realized and unrealized gains and losses on fixed maturity investments.

[d] Duration excludes other investments and operating cash.

[e] Excludes cash and equivalents.

ENDURANCE SPECIALTY HOLDINGS LTD.
STRUCTURED SECURITIES DETAIL
AS OF DECEMBER 31, 2009

			Percentage of
Securitized (RMBS, CMBS, ABS and CDO) securities ratings	Fair Value	Percentage	Investment Portfolio
U.S. Government and agencies	$956,273	47.3%	16.0%
AAA/Aaa	737,893	36.5%	12.3%
AA/Aa	53,730	2.7%	0.9%
A/A	93,312	4.6%	1.6%
BBB	40,017	2.0%	0.7%
Below BBB	138,150	6.8%	2.3%
Not Rated	1,025	0.1%	—

Total	$2,020,400	100.0%	33.8%

			Percentage of
Structured securities sectors (RMBS, CMBS, ABS and CDO)	Fair Value	Percentage	Investment Portfolio
Commercial
Agency	$32,851	1.6%	0.5%
Non Agency	559,436	27.7%	9.4%
Residential
Agency	923,422	45.7%	15.5%
Non Agency	257,180	12.7%	4.3%
Consumer
Non Agency	247,511	12.3%	4.1%

Total	$2,020,400	100.0%	33.8%

Spread Duration 3.28 years

			Percentage of
Commercial real estate collateralized debt obligations ( CRE CDO’s)	Fair Value	Percentage	Investment Portfolio
AAA/Aaa	$3,545	52.8%	0.1%
AA/Aa	1,422	21.1%	—
A/A	700	10.4%	—
BBB	345	5.1%	—
Below BBB	716	10.6%	—

Total	$6,728	100.0%	0.1%

Spread Duration 1.47 years

ENDURANCE SPECIALTY HOLDINGS LTD.
LARGEST TWENTY-FIVE CORPORATE HOLDINGS
AS OF DECEMBER 31, 2009

	December 31, 2009
	Amortized		Unrealized	Credit
ISSUER (1) (2) (4)	Cost	Fair Value	Gain (Loss)	Quality (3)

VERIZON COMMUNICATIONS INC.	$29,639	$30,686	$1,047	A/A
JPMORGAN CHASE & CO	24,896	24,932	36	AA/Aa
MORGAN STANLEY	23,596	23,731	135	A/A
AT&T INC	18,356	18,822	466	A/A
ORACLE CORPORATION	17,648	18,809	1,161	A/A
WESTPAC BANKING CORP	16,066	16,261	195	AA/Aa
COMMONWEALTH BANK OF AUSTRALIA	15,534	15,599	65	AA/Aa
NATIONAL GRID PLC	13,950	13,582	(368)	A/A
CISCO SYSTEMS INC	12,794	13,165	371	A/A
RABOBANK NEDERLAND NV	11,535	13,031	1,496	AAA/Aaa
BNP PARIBAS	12,813	12,725	(88)	AA/Aa
VODAFONE GROUP PLC	12,077	12,115	38	A/A
FRANCE TELECOM SA	11,522	11,520	(2)	A/A
CREDIT SUISSE GROUP AG	11,065	11,161	96	AA/Aa
US BANCORP	11,074	10,893	(181)	AA/Aa
ENEL SPA	10,668	10,886	218	A/A
CARGILL INC	10,375	10,383	8	A/A
SIEMENS AG	9,364	9,929	565	A/A
STATOIL ASA	9,686	9,682	(4)	AA/Aa
AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED	6,852	9,583	2,731	AA/Aa
HSBC HOLDINGS PLC	8,728	9,364	636	AA/Aa
DIAGEO PLC	9,433	9,356	(77)	A/A
BERKSHIRE HATHAWAY INC	8,623	9,324	701	A/A
ASTRAZENECA PLC	8,167	8,923	756	AA/Aa
DEERE & CO	8,026	8,517	491	A/A

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.

(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.

(3)	Represents weighted average credit quality of underlying issues.

(4)	Includes preferred equity securities.

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	Three months ended Dec. 31, 2009			Year ended Dec. 31, 2009
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses Balance, beginning of period	$3,241,244	$(454,972)	$2,786,272	$3,235,456	$(557,834)	$2,677,622

Incurred related to:
Current year	227,623	(22,422)	205,201	1,379,955	(362,426)	1,017,529
Prior years	(42,196)	1,000	(41,196)	(214,297)	63,408	(150,889)

Total Incurred	185,427	(21,422)	164,005	1,165,658	(299,018)	866,640

Paid related to:
Current year	(168,940)	659	(168,281)	(470,694)	33,730	(436,964)
Prior years	(100,846)	8,232	(92,614)	(769,708)	356,276	(413,432)

Total Paid	(269,786)	8,891	(260,895)	(1,240,402)	390,006	(850,396)

Foreign currency translation	141	(161)	(20)	(3,686)	(818)	(4,504)

Balance, end of period	$3,157,026	$(467,664)	$2,689,362	$3,157,026	$(467,664)	$2,689,362

ENDURANCE SPECIALTY HOLDINGS LTD.
PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2009

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years

Quarter ended March 31, 2009	$(36,798)	$(2,520)	$(39,318)
Quarter ended June 30, 2009	(19,842)	(16,132)	(35,974)
Quarter ended September 30, 2009	(13,952)	(20,449)	(34,401)
Quarter ended December 31, 2009	(21,486)	(19,710)	(41,196)

Year ended December 31, 2009	$(92,078)	$(58,811)	$(150,889)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2008

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years

Quarter ended March 31, 2008	$(3,743)	$(37,211)	$(40,954)
Quarter ended June 30, 2008	(25,583)	(30,599)	(56,182)
Quarter ended September 30, 2008	(17,242)	(1,202)	(18,444)
Quarter ended December 31, 2008	(24,430)	(16,530)	(40,960)

Year ended December 31, 2008	$(70,998)	$(85,542)	$(156,540)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2007

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years

Quarter ended March 31, 2007	$(26,507)	$(29,400)	$(55,907)
Quarter ended June 30, 2007	(18,725)	(8,864)	(27,589)
Quarter ended Sept. 30, 2007	(25,101)	(12,389)	(37,490)
Quarter ended Dec. 31, 2007	(10,080)	(28,321)	(38,401)

Year ended December 31, 2007	$(80,413)	$(78,974)	$(159,387)

ENDURANCE SPECIALTY HOLDINGS LTD.
PRIOR YEAR RESERVE DEVELOPMENT BY DEVELOPMENT TAIL
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED				FOR THE YEARS ENDED
	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2009	DEC. 31, 2008
INSURANCE SEGMENT
Short tail[a]	$(5,071)	$(4,039)	$(3,956)	$(13,419)	$(26,485)	$(12,077)
Long tail[b]	(16,363)	(9,554)	(12,778)	(12,654)	(51,349)	(54,102)
Other[c]	(52)	(359)	(3,108)	(10,725)	(14,244)	(4,819)

TOTAL INSURANCE	(21,486)	(13,952)	(19,842)	(36,798)	(92,078)	(70,998)

REINSURANCE SEGMENT
Short tail[a]	(8,894)	(12,297)	(13,827)	(4,983)	(40,001)	(37,999)
Long tail[b]	(7,196)	391	302	4,697	(1,806)	(14,515)
Other[c]	(3,620)	(8,543)	(2,607)	(2,234)	(17,004)	(33,028)

TOTAL REINSURANCE	(19,710)	(20,449)	(16,132)	(2,520)	(58,811)	(85,542)

REPORTED TOTALS	$(41,196)	$(34,401)	$(35,974)	$(39,318)	$(150,889)	$(156,540)

[a]	Short tail business is that for which development typically emerges within a period of several quarters. The Company’s short tail line of business in the Insurance segment includes its property line of business. The Company’s short tail lines in its Reinsurance segment include property, catastrophe, marine, aerospace and surety.

[b]	Long tail business is that for which development emerges over many years. The Company’s long tail lines of business in the Insurance segment includes casualty, healthcare liability, workers’ compensation and professional lines. The Company’s long tail line of business in the Reinsurance segment includes casualty.

[c]	The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other. The Company’s other lines of business included in the Insurance segment is agriculture and in the Reinsurance segment are agriculture, personal accident, self insured risks and special accounts.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance				Reinsurance				Reported
	Short Tail	Long Tail	Other	Total	Short Tail	Long Tail	Other	Total	Totals
AT DEC. 31, 2009
Case reserves	$30,371	$277,148	$182,838	$490,357	$338,161	$256,668	$7,759	$602,588	$1,092,945
Total reserves	$61,080	$1,418,806	$200,104	$1,679,990	$604,380	$808,290	$64,366	$1,477,036	$3,157,026

Case reserves / Total reserves	49.7%	19.5%	91.4%	29.2%	56.0%	31.8%	12.1%	40.8%	34.6%

IBNR / Total reserves	50.3%	80.5%	8.6%	70.8%	44.0%	68.2%	87.9%	59.2%	65.4%

AT SEPT. 30, 2009
Case reserves	$36,609	$278,204	$225,816	$540,629	$361,748	$243,728	$7,466	$612,942	$1,153,571
Total reserves	$73,478	$1,379,446	$273,189	$1,726,113	$642,171	$806,832	$66,128	$1,515,131	$3,241,244

Case reserves / Total reserves	49.8%	20.2%	82.7%	31.3%	56.3%	30.2%	11.3%	40.5%	35.6%

IBNR / Total reserves	50.2%	79.8%	17.3%	68.7%	43.7%	69.8%	88.7%	59.5%	64.4%

AT JUNE 30, 2009
Case reserves	$45,383	$276,174	$237,697	$559,254	$381,604	$238,127	$6,767	$626,498	$1,185,752
Total reserves	$86,397	$1,332,813	$269,896	$1,689,106	$707,029	$796,821	$71,486	$1,575,336	$3,264,442

Case reserves / Total reserves	52.5%	20.7%	88.1%	33.1%	54.0%	29.9%	9.5%	39.8%	36.3%

IBNR / Total reserves	47.5%	79.3%	11.9%	66.9%	46.0%	70.1%	90.5%	60.2%	63.7%

AT MAR. 31, 2009
Case reserves	$40,545	$201,506	$104,680	$346,731	$430,601	$233,762	$6,650	$671,013	$1,017,744
Total reserves	$81,451	$1,293,762	$201,590	$1,576,803	$719,400	$783,297	$74,874	$1,577,571	$3,154,374

Case reserves / Total reserves	49.8%	15.6%	51.9%	22.0%	59.9%	29.8%	8.9%	42.5%	32.3%

IBNR / Total reserves	50.2%	84.4%	48.1%	78.0%	40.1%	70.2%	91.1%	57.5%	67.7%

AT DEC. 31, 2008
Case reserves	$59,346	$163,633	$250,278	$473,257	$459,412	$217,732	$6,534	$683,678	$1,156,935
Total reserves	$96,775	$1,241,728	$320,354	$1,658,857	$735,030	$766,800	$74,769	$1,576,599	$3,235,456

Case reserves / Total reserves	61.3%	13.2%	78.1%	28.5%	62.5%	28.4%	8.7%	43.4%	35.8%

IBNR / Total reserves	38.7%	86.8%	21.9%	71.5%	37.5%	71.6%	91.3%	56.6%	64.2%

ENDURANCE SPECIALTY HOLDINGS LTD.
SHAREHOLDER RETURN ANALYSIS

	YEARS ENDED DECEMBER 31,				INCEPTION TO
	2009	2008	2007	2006	DEC. 31, 2009
Income and Return on Equity:
Net income available to common and participating common shareholders	$520,604	$83,121	$505,607	$482,626	$2,089,844

Operating income available to common and participating common shareholders	505,202	182,539	525,450	485,409	2,193,540

Average Shareholders’ equity [a]	2,297,283	2,159,771	2,205,067	1,885,209	1,836,191

Net income return on average equity	22.7%	3.8%	22.9%	25.6%	14.2	% [c]
Operating return on average equity	22.0%	8.5%	23.8%	25.7%	14.9	% [c]

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$44.61	$33.06	$35.05	$28.87	$44.61

Dividends paid per share	1.00	1.00	1.00	1.00	6.13

Change in diluted book value per common share	34.9%	(5.7)%	21.4%	24.6%	16.3	% [c]

Total return to common shareholders [b]	38.0%	(2.8)%	24.9%	28.9%	20.2	% [c]

[a]	Excludes the $200 million liquidation value of the preferred shares.

[b]	Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.

[c]	Represents average non-compounded annual returns since December 31, 2001.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES FOR EPS CALCULATION — TWO CLASS METHOD
Effective January 1, 2009, the Company adopted new accounting guidance related to the calculation of earnings per share which requires basic and diluted earnings per share to be calculated under the two-class method if there are participating shares. Participating securities include unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents. The Company’s unvested restricted shares issued under its stock compensation plans receive nonforfeitable cash dividends and thus are participating as defined by the new guidance.
The two-class method is an income allocation approach to the calculation of earnings per share. Net income available to common and participating shareholders has been allocated between common and participating shareholders based on their receipt of declared or paid dividends with the remaining amount allocated based on the common and participating shareholders proportional number of shares outstanding. The weighted average number of common and common equivalent shares outstanding excludes participating securities. Basic and Diluted earnings per share are calculated by dividing net income allocated to common shareholders by the weighted average number of common shares outstanding and weighted average common and common equivalent shares outstanding, respectively. Amounts for the periods ended December 31, 2009 and 2008 reflect this change in accounting policy.

	QUARTERS ENDED		YEARS ENDED
	DEC. 31,		DEC. 31,
	2009	2008	2009	2008

DILUTIVE SHARES OUTSTANDING:
Average market price per share	$37.01	$26.52	$30.94	$33.03
AS REPORTED
Basic weighted average common shares outstanding (1)	55,171	56,093	55,929	57,756
Add: weighted avg. unvested restricted share units	29	433	28	663
Weighted average exercise price per share	—	—	—	—
Proceeds from unrecognized restricted share unit expense	$518	$18,060	$518	$18,060
Less: restricted share units bought back via treasury method	(14)	(433)	(17)	(663)
Add: weighted avg. dilutive warrants outstanding	2,996	5,481	3,711	6,233
Weighted average exercise price per share	$13.87	$14.87	$13.87	$14.87
Less: warrants bought back via treasury method	(1,123)	(3,074)	(1,664)	(2,805)
Add: weighted avg. dilutive options outstanding	1,801	2,015	1,933	2,030
Weighted average exercise price per share	$16.60	$17.51	$16.74	$17.52
Proceeds from unrecognized option expense	—	$51	—	$51
Less: options bought back via treasury method	(808)	(1,333)	(1,046)	(1,078)

Weighted average dilutive shares outstanding	58,052	59,182	58,874	62,136

Notes: (1)	Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.

ENDURANCE SPECIALTY HOLDINGS LTD.
EARNINGS PER SHARE INFORMATION — TWO CLASS METHOD

	Two-Class Method		Two-Class Method
	QUARTERS ENDED DEC. 31,		YEARS ENDED DEC. 31,
	2009	2008	2009	2008

Net income	$154,825	$16,864	$536,104	$98,624
Less preferred dividends	(3,875)	(3,875)	(15,500)	(15,500)

Net income available to common and participating common shareholders	$150,950	$12,989	$520,604	$83,124
Less amount allocated to participating common shareholders [a]	(2,409)	(243)	(9,104)	(1,631)

Net income allocated to common shareholders	$148,541	$12,746	$511,500	$81,493

Denominator:
Weighted average shares — basic
Outstanding	55,158	56,035	55,909	57,683
Vested restricted share units	13	58	20	73

	55,171	56,093	55,929	57,756

Share Equivalents
Warrants	1,873	2,407	2,047	3,426
Options	993	682	887	951
Restricted share units	15	—	11	3

Weighted average shares — diluted	58,052	59,182	58,874	62,136

Basic earnings per common share	$2.69	$0.23	$9.14	$1.41

Diluted earnings per common share	$2.56	$0.22	$8.69	$1.31

[a]	Represents earnings attributable to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities under the new accounting guidance related to the calculation of earnings per share under the two-class method which was effective January 1, 2009. Prior period amounts have been restated when participating securities were deemed to be outstanding and reflected under the two-class method.

ENDURANCE SPECIALTY HOLDINGS LTD.
OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION — TWO CLASS METHOD

	Two-Class Method		Two-Class Method
	QUARTERS ENDED DEC. 31,		YEARS ENDED DEC. 31,
	2009	2008	2009	2008

Net income	$154,825	$16,864	$536,104	$98,624
(Less) Add after-tax items:
Net foreign exchange losses (gains)	1,116	32,129	(29,372)	44,925
Net realized gains on investments sales	(3,262)	(30,051)	(6,281)	(27,645)
Net impairment losses recognized in earnings	984	41,086	20,251	82,135

Operating income before preferred dividends	$153,663	$60,028	$520,702	$198,039
Preferred dividends	(3,875)	(3,875)	(15,500)	(15,500)

Operating income available to common and participating common shareholders	$149,788	$56,153	$505,202	$182,539
Less amount allocated to participating common shareholders [a]	(2,391)	($1,024)	(8,836)	(3,484)

Operating income allocated to common shareholders	$147,397	$55,129	$496,366	$179,055

Weighted average common shares outstanding
Basic	55,171	56,093	55,929	57,756
Dilutive	58,052	59,182	58,874	62,136

Basic per common share data
Net income allocated to common shareholders	$2.69	$0.23	$9.14	$1.41
(Less) Add after-tax items:
Net foreign exchange losses (gains)	0.02	0.57	(0.53)	0.77
Net realized gains on investments sales	(0.06)	(0.54)	(0.11)	(0.49)
Net impairment losses recognized in earnings	0.02	0.72	0.37	1.41

Operating income allocated to common shareholders	$2.67	$0.98	$8.87	$3.10

Diluted per common share data
Net income allocated to common shareholders	$2.56	$0.22	$8.69	$1.31
(Less) Add after-tax items:
Net foreign exchange losses (gains)	0.02	0.54	(0.49)	0.71
Net realized gains on investments sales	(0.06)	(0.51)	(0.11)	(0.45)
Net impairment losses recognized in earnings	0.02	0.68	0.34	1.31

Operating income allocated to common shareholders	$2.54	$0.93	$8.43	$2.88

[a]	Represents earnings attributable to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities under the new accounting guidance related to the calculation of earnings per share under the two-class method which was effective January 1, 2009. Prior period amounts have been restated when participating securities were deemed to be outstanding and reflected under the two-class method.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES SENSITIVITY ANALYSIS

DILUTIVE SHARES OUSTANDING
Market Price per Share
$33.00	$34.00	$35.00	$36.00	$37.00	$38.00	$39.00	$40.00	$41.00	$42.00	$43.00
57,754	57,817	57,876	57,932	57,985	58,034	58,082	58,127	58,170	58,212	58,251

ENDURANCE SPECIALTY HOLDINGS LTD.
BOOK VALUE PER SHARE

		DEC. 31,
		2009	2008

DILUTIVE COMMON SHARES OUTSTANDING:
AS-IF CONVERTED [a]
	Price per share at period end	$37.23	$30.53
	Basic common shares outstanding [b]	54,195	56,128
	Add: unvested restricted shares and restricted share units	954	1,120
	Add: dilutive warrants outstanding	2,996	5,095
	Weighted average exercise price per share	$13.87	$14.87
	Add: dilutive options outstanding	1,746	2,011
	Weighted average exercise price per share	$16.60	$17.51

	Book Value [c]	$2,587,283	$2,007,283
	Add: proceeds from converted warrants	41,555	75,763
	Add: proceeds from converted options	28,984	35,213

	Pro forma book value	$2,657,822	$2,118,259
	Dilutive shares outstanding	59,891	64,354

	Basic book value per common share	$47.74	$35.76
	Diluted book value per common share	$44.38	$32.92

DILUTIVE COMMON SHARES OUTSTANDING:
TREASURY STOCK METHOD
	Price per share at period end	$37.23	$30.53
	Basic common shares outstanding [b]	54,195	56,128
	Add: unvested restricted shares and restricted share units	954	1,120
	Add: dilutive warrants outstanding	2,996	5,095
	Weighted average exercise price per share	$13.87	$14.87
	Less: warrants bought back via treasury method	(1,116)	(2,482)
	Add: dilutive options outstanding	1,746	2,011
	Weighted average exercise price per share	$16.60	$17.51
	Less: options bought back via treasury method	(779)	(1,154)

	Dilutive shares outstanding	57,996	60,718

	Basic book value per common share	$47.74	$35.76
	Diluted book value per common share	$44.61	$33.06

[a]	The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercize will remain outstanding

[b]	Basic common shares includes vested restricted share units.

[c]	Excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
REGULATION G
In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 32 for a reconciliation of operating income to net income.
Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.
The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 34 for a reconciliation of diluted book value per common share to basic book value per common share.